SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report:  October 24, 1995
(Date of earliest event reported)



        Residential Funding Mortgage Securities I, Inc.
    (Exact name of registrant as specified in its charter)


Delaware                  33-54227            75-2006294
(State or Other Juris-   (Commission        (I.R.S. Employer
diction of Incorporation) File Number)    Identification No.)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota
                                                    55437
Address of Principal Executive Office)            (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000




Item 5.   Other Events.

          On October 30, 1995, the Registrant will cause the issuance and sale of $182,156,883 initial principal amount of Mortgage Pass-Through Certificates, Series 1995-S15, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class R, Class M-1, Class M-2 Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing
Agreement to be dated as of October 1, 1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

          In connection with the sale of the Series 1995-S15, Class A-1, Class A-2, Class A-3, Class A-4, Class R Certificates, other than a de minimis portion thereof, (collectively, the "Underwritten Certificates"), the Registrant has been advised by
Deutsche Morgan Grenfell\C.J. Lawrence Inc.   (the
"Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 33-54227, which Computational Materials are being filed manually as exhibits to this report.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials consist of the first 5 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The
Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.


          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration,expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits





Exhibit No.    Item 601(a) of
               Regulation S-K
               Exhibit No.       Description


1              99                Computational Materials






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.

                                   By:  /s/ Bruce J. Legan
                                   Name:   Bruce J. Legan
                                   Title:      Vice President




Dated: October 24, 1995


                   EXHIBIT INDEX


               Item 601 (a) of      Sequentially
Exhibit        Regulation S-K       Numbered
Number         Exhibit No.          Description         Page

     1                   99        Computational
                                   Materials           Filed
                                                       Manually

                     EXHIBIT

             (Intentionally Omitted)